Interest Expense, Net	12 Months Ended
Dec. 31, 2015
Banking and Thrift, Interest [Abstract]
Interest Expense, Net
19.	INTEREST EXPENSE, NET

Interest expense, net consisted of the following:

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Income	18	12	18
Expense	(40)	(30)	(23)

Total	(22)	(18)	(5)

Net interest included charges related to the sale of trade and other receivables. Interest expense recorded in 2015 included a $24 million charge on the senior unsecured convertible bonds issued in July 2014, of which $20 million was a non-cash interest expense resulting from the accretion of the discount on the liability component.

No borrowing cost was capitalized in 2015, 2014 and 2013. Interest income on government Bonds and floating rate notes classified as available-for-sale marketable securities amounted to $6 million for the year ended December 31, 2015, $2 million for the year ended December 31, 2014 and less than $1 million for the year ended December 31, 2013.